EXHIBIT 99.1


                                   PFIZER INC.

                       Summary of the Bridge Term Facility

This Summary outlines certain terms of the Bridge Term Facility (as defined below) arranged by J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A., Banc of America Securities LLC, Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Credit Partners L.P., in connection with the financing of a portion of the consideration for the acquisition (the "Acquisition") by Pfizer Inc. of Wyeth (the "Target", and together with its subsidiaries, the "Acquired Business") pursuant to an Agreement and Plan of Merger, dated as of January 25, 2009 (the "Merger Agreement"), among Pfizer Inc., Wagner Acquisition Corp. and the Target. The Bridge Term Facility will be refinanced from proceeds from the issuance or incurrence by Pfizer Inc. or any Guarantor (as defined below) of loans, debt facilities (including any repurchase facility), debt or equity securities, common or preferred equity contributions or other equity interests (each, a "Permanent Financing") (other than any equity interests constituting consideration for the Acquisition ("Equity Consideration Issuances"), the issuance of equity pursuant to employee stock plans and other similar arrangements to be agreed ("Employee Issuances"), the issuance of shares upon the exercise of the Acquired Business' $2 Convertible Preferred Stock, par value $2.50 per share, outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (together with Equity Consideration Issuances, Employee Issuances, "Designated Equity Issuances"), Designated Financings (as defined below), Permissible Debt (as defined below), commercial paper or refinancings thereof issued by Pfizer Inc. in the ordinary course of business for working capital purposes ("Permitted CP") and any revolving credit facility of up to $4,000,000,000 (the "Revolving Credit Facility") entered into to replace Pfizer Inc.'s existing 364 Day Credit Agreement, dated as of March 10, 2008, with the lenders party thereto and Citi, as administrative agent). The Acquisition, any Permanent Financing, the execution and delivery of the Bridge Term Facility and the other transactions contemplated hereby and thereby are referred to herein collectively as the "Transactions". The following is intended to summarize certain basic terms of the Bridge Term Facility. It is not intended to be a definitive list of all of the terms of, and conditions to, the Bridge Term Facility. Such terms and conditions are subject to change.

--------------------------------------------------------------------------------

Borrower:                 Pfizer Inc. (the "Borrower").

Guarantors:               Each of the Borrower's existing and subsequently
                          acquired or organized material (to be defined) domestic subsidiaries (after giving effect to the Acquisition) (collectively, the "Guarantors") will guarantee (the "Guarantees") the obligations under the Bridge Term Facility.

Purpose/Use of Proceeds:  $22.5 billion of the proceeds of the Bridge Term
                          Facility will be used to fund, in part, the Acquisition (including paying Transaction expenses in connection with the Acquisition).

Joint Lead Arrangers
and Joint Bookrunners:    J.P. Morgan Securities Inc., Banc of America
                          Securities LLC ("BAS"), Barclays Capital, the investment banking division of Barclays Bank PLC
                          ("BCL"), Citigroup Global Markets Inc. ("CGMI") and
                          Goldman Sachs Credit Partners L.P. ("GSCP"), and, collectively in their capacities as joint lead arrangers and joint bookrunners, the "Joint Lead
                          Arrangers").

Joint Syndication Agents: BAS, BCL, CGMI and GSCP.

Arrangers:                Institutions to be determined.

Administrative Agent:     JPMorgan Chase Bank, N.A. (in such capacity, the
                          "Administrative Agent").

Lenders: JPMorgan Chase Bank, N.A., Bank of America, N.A., Barclays Bank PLC, Citi, GSCP, and/or other financial institutions selected by the Joint Lead Arrangers in consultation with the Borrower (each, a "Lender" and, collectively, the "Lenders"). For purposes of this term sheet, "Citi" means CGMI, Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any affiliate as may be appropriate to consummate the transactions contemplated hereby.

Amount of Bridge
Term Facility:            $22.5 billion unsecured term loan (the "Bridge Term
                          Facility") subject to reductions as set forth under the heading "Mandatory Prepayments and Commitment
                          Reductions".

Effective Dates:          The date on or before the Bridge Commitment
                          Termination Date (as defined below) on which all of the applicable conditions precedent set forth under the heading "Conditions Precedent" have been satisfied
                          (the "Effective Date").

Availability:             Amounts available under the Bridge Term Facility may
                          be borrowed in a single draw on or after the Effective
                          Date until the earlier of the close of banking business on the termination date under the Merger
                          Agreement (subject to applicable extensions) and December 31, 2009 (the "Bridge Commitment Termination
                          Date"); provided that all of the applicable conditions precedent set forth under the heading "Conditions
                          Precedent" have been satisfied.

Funding Date:             The date on or before the Bridge Commitment
                          Termination Date on which borrowings under the Bridge
                          Term Facility are made and all of the applicable conditions precedent set forth under the heading
                          "Conditions Precedent" have been satisfied (the
                          "Funding Date").

Maturity:                 The Bridge Term Facility will mature, and any
                          outstanding commitments will terminate, 364 days after the Funding Date (the "Bridge Maturity Date"). Subject to conditions to be agreed, including prior payment of the Extension Fee (as defined in Annex A), and the absence of any default or event of default under the Bridge Term Facility, the Borrower may elect to extend
                          (a) the Bridge Maturity Date of the Bridge Term
                          Facility for up to 20% of the initial principal amount of loans thereunder to the date that is three months after the Bridge Maturity Date (the "Extended Maturity
                          Date") and (b) the Extended Maturity Date for up to 10% of the initial principal amount of loans under the Bridge Term Facility to the date that is three months after the Extended Maturity Date (the "Final Extended
                          Maturity Date").

Amortization:             No amortization will be required with respect to the
                          Bridge Term Facility.

Interest Rate and Fees:   All amounts outstanding under the Bridge Term Facility
                          will bear interest, at the Borrower's option, initially as follows:

                                    (i)    at the Base Rate plus the Applicable
                                           Margin; or

                                    (ii)   at the reserve adjusted Eurodollar
                                           Rate plus the Applicable Margin; and

                          As used herein, the term "Base Rate" and "reserve adjusted Eurodollar Rate" will have meanings customary and appropriate for financings of this type; provided that Base Rate shall be defined as the highest of (i) the Administrative Agent's prime rate; (ii) the Federal Funds rate plus 0.50% per annum; and (iii) the one month Eurodollar Rate plus 1.00% per annum, and the basis for calculating accrued interest and the interest periods for loans bearing interest at the reserve adjusted Eurodollar Rate will be customary and appropriate for financings of this type.

                          During the continuation of an event of default interest on the loans and on all other amounts outstanding under the Bridge Term Facility will accrue at a rate equal to the rate on loans bearing interest at the rate determined by reference to the Base Rate plus an additional 2.00% per annum and will be payable on demand.

                          The Applicable Margin shall equal the percentage designated on Annex A hereto and based upon the Borrower's Credit Ratings (as defined in Annex A) as in effect from time to time.

                          The Borrower shall also pay the fees described on Annex A.

Interest Payments:        Quarterly for loans bearing interest with reference to
                          the Base Rate; except as set forth below, on the last day of selected interest periods (which will be one, two or three months) for loans bearing interest with reference to the reserve adjusted Eurodollar Rate; and upon prepayment, in each case payable in arrears and computed on the basis of a 360-day year (365/366 day year with respect to loans bearing interest with reference to the Base Rate).

Funding Protection:       Customary for credit facilities of this type,
                          including breakage costs, gross-up for withholding, compensation for increased costs and compliance with capital adequacy and other regulatory restrictions.

Voluntary Prepayments and
Commitment Reductions:    Prior to the Funding Date, commitments under the
                          Bridge Term Facility may be reduced in whole or in part at the election of the Borrower. Following the Funding Date, the Bridge Term Facility may be prepaid in whole or in part without premium or penalty;
                          provided that loans bearing interest with reference to the reserve adjusted Eurodollar Rate will be prepayable only on the last day of the related interest period unless the Borrower pays any related breakage costs.

Mandatory Prepayments and
Commitment Reductions:    The following mandatory prepayments (or, prior to the
                          Funding Date, commitment reductions) will be required under the Bridge Term Facility (subject to certain basket amounts to be negotiated in the applicable definitive Loan Documents (as defined below)):

                          1. Asset Sales: Prepayments or reductions in commitments, as applicable, in an amount equal to 100% of the net cash proceeds of the sale or other disposition of any property or assets of the Borrower or its subsidiaries (including the receipt of insurance and/or condemnation proceeds to the extent not used or committed to be used for the restoration or repair of assets giving rise to the receipt of such proceeds within 180 days thereof), subject to certain limited exceptions to be determined (including sales or other dispositions of inventory in the ordinary course of business or in connection with sale-leasebacks and asset securitizations that are Designated Financings (as defined below)), and other than asset sales by foreign subsidiaries to the extent gross proceeds therefrom do not, in the aggregate for all such sales, exceed $500,000,000.

                          2. Equity Offerings: Prepayments or reductions in commitments, as applicable, in an amount equal to 100% of the net cash proceeds received from the issuance of equity interests of the Borrower or its subsidiaries (other than Designated Equity Issuances), including from any Permanent Financing.

                          3. Incurrence of Indebtedness: Prepayments or reductions in commitments, as applicable, in an amount equal to 100% of the net cash proceeds received from the incurrence of indebtedness by the Borrower or its subsidiaries, including from any Permanent Financing (other than from any Designated Financings, borrowings under the Revolving Credit Facility or revolving credit facilities in existence on the date hereof, Permitted CP or Permissible Debt), payable no later than the first business day following the date of receipt.

                          "Designated Financings" means the following indebtedness of Pfizer Inc. or its subsidiaries: (a) sale-leasebacks in an aggregate amount (when taken together with all such sale-leasebacks) not to exceed $100,000,000, (b) asset securitizations in an aggregate amount (when taken together with all such asset securitizations) not to exceed $100,000,000, (c) refinancings of existing debt facilities of Pfizer Inc. in an aggregate amount not to exceed $700,000,000, and (d) other financings designated by Pfizer Inc. with the consent of the Joint Lead Arrangers.

Security:                 The Bridge Term Facility and each Guarantee will be
                          unsecured.

Representations and
Warranties:               The Loan Documents for the Bridge Term Facility will
                          contain the following representations and warranties by the Borrower (with respect to the Borrower and its subsidiaries) set forth below, and with appropriate materiality qualifiers (unless any duplicative materiality qualifiers are set forth below); provided, however, that only certain previously agreed upon representations and warranties will be conditions to the Effective Date and the Funding Date:

                          1.   Due organization; requisite power and authority;

                          2. Due authorization, execution, delivery and enforceability of the Loan Documents;

                          3.   No conflicts;

                          4.   Governmental consents;

                          5.   No material adverse change;

                          6. Absence of material litigation and investigations (subject to a material adverse effect qualification);

                          7. No defaults under material agreements (subject to a material adverse effect qualification);

                          8.   Investment Company Act and margin stock matters;

                          9.   Solvency;

                          10. Compliance with laws (subject to a material adverse effect qualification);

                          11.  Full disclosure; and

                          12.  Patriot Act and other related matters.

Covenants:                The Loan Documents for the Bridge Term Facility will
                          contain the following affirmative and negative covenants applicable to the Borrower and its subsidiaries giving due regard to current market conditions and applicable credit ratings;

 - financial covenant:    Maximum total debt to EBITDA ratio based on adjusted
                          EBITDA to be agreed and with levels to be determined.

 - affirmative covenants: the following affirmative covenants:

                          1. Delivery of financial statements and other reports (including the identification of information as suitable for distribution to public lenders or non-public lenders);

                          2.   Maintenance of existence;

                          3.   Payment of taxes and claims;

                          4.   Maintenance of properties;

                          5.   Maintenance of insurance;

                          6.   Maintenance of books and records;

                          7.   Permit inspections;

                          8.   Compliance with laws;

                          9.   Maintenance of corporate level ratings; and

                          10.  Use of proceeds;

                          including, in each case, exceptions and baskets to be mutually agreed upon.

 - negative covenants:    the following negative covenants:

                          1. Limitations with respect to non-Guarantor indebtedness; provided that up to $4.0 billion of non-Guarantor indebtedness ("Permitted Subsidiary Debt") and an additional $2.0 billion of non-Guarantor indebtedness incurred by foreign non-Guarantor subsidiaries will be permitted (together with the Permitted Subsidiary Debt, the "Permissible Debt");

                          2.   Limitations with respect to liens;

                          3.   Limitations on dividends and share repurchases;

                          4. Restrictions on subsidiary distributions and negative pledges;

                          5. Restrictions on investments, mergers and acquisitions; and

                          6.   Restrictions on transactions with affiliates;

                          including, in each case, exceptions and baskets to be mutually agreed upon.

Events of Default:        The Loan Documents for the Bridge Term Facility will
                          include the following events of default (and, as appropriate, grace periods) giving due regard to then current market conditions and applicable credit ratings: failure to make payments when due, defaults under other agreements or instruments of indebtedness, noncompliance with covenants, breaches of representations and warranties, bankruptcy, judgments in excess of specified amounts, ERISA, invalidity of guarantees and "change of control" (to be defined in the Loan Documents).

Conditions Precedent:     The following conditions precedent: (a) absence of a
                          Parent Material Adverse Effect or a Company Material
                          Adverse Effect (each as defined in the Merger
                          Agreement as in effect on the date thereof and subject to the exceptions set forth therein), (b) customary definitive loan documents for the Bridge Term Facility
                          (the "Loan Documents"), (c) the concurrent consummation of the Merger pursuant to the Merger
                          Agreement, which shall not have been amended in a manner materially adverse to the Lenders without the prior consent of the Joint Lead Arrangers, (d) the concurrent termination of the Target's credit agreement, dated as of August 2, 2007, (e) delivery of customary financial statements (including pro formas),
                          (f) payment of all costs, fees and expenses, (g) the Borrower shall on the Funding Date, and taking into account the Transactions, have (i) an unsecured long-term obligations rating of at least "A2" (with stable (or better) outlook) and a commercial paper credit rating of at least "P-1" (which rating shall be affirmed) from Moody's and (ii) a long-term issuer credit rating of at least "A" (with stable (or better) outlook) and a short-term issuer credit rating of at least "A-1" (which rating shall be affirmed) from S&P
                          (for the avoidance of doubt, it being understood, that an unsecured long-term obligations rating of higher than "A2" and a long-term issuer credit rating of higher than "A" shall satisfy the foregoing condition, as applicable, irrespective of whether or not such rating(s) are subject to "negative watch" or "negative outlook"), and (h) compliance with customary closing conditions, including delivery of closing documents and opinions, absence of defaults, absence of injunctions and the accuracy of certain specified representations and warranties.

Assignments and
Participations:           The Lenders may assign all or, in an amount of not
                          less than $10 million, any part of, their respective shares of the Bridge Term Facility to (i) their respective affiliates or (ii) one or more banks, financial institutions or other entities that are eligible assignees (to be described in the Loan
                          Documents) which, in the case of clause (ii), are reasonably acceptable to the Administrative Agent, each such acceptance not to be unreasonably withheld or delayed, and (except during the existence of an Event of Default) the Borrower, each such consent not to be unreasonably withheld or delayed. Upon such assignment, such affiliate, bank, financial institution or entity will become a Lender for all purposes under the Loan Documents; provided that assignments made to affiliates and other Lenders will not be subject to the above described consent or minimum assignment amount requirements. A $3,500 processing fee will be required in connection with any such assignment. The Lenders will also have the right to sell participations, subject to customary limitations on voting rights, in their respective shares of the Bridge Term Facility.

Requisite Lenders:        Lenders holding more than 50% of total commitments or
                          exposure under the Bridge Term Facility, except that with respect to certain matters relating to the interest rates, commitment amounts, maturity, amortization and the definition of Requisite Lenders, Requisite Lenders will be defined as each Lender affected thereby.

Taxes: The Bridge Term Facility will provide that all payments are to be made free and clear of any taxes (other than franchise taxes and taxes on overall net income), imposts, assessments, withholdings or other deductions whatsoever. Lenders will furnish to the Administrative Agent appropriate certificates or other evidence of exemption from U.S. federal tax withholding.

Indemnity:                The Bridge Term Facility will provide customary and
                          appropriate provisions relating to indemnity and related matters in a form reasonably satisfactory to the Joint Lead Arrangers, the Administrative Agent and the Lenders.

Governing Law and
Jurisdiction:             The Bridge Term Facility will provide that the
                          Borrower, the Administrative Agent and the Lenders will submit to the exclusive jurisdiction and venue of the federal and state courts of the State of New York and will waive any right to trial by jury. New York law will govern the Loan Documents.

Counsel to Joint Lead
Arrangers and
Administrative Agent:     Weil, Gotshal & Manges LLP.

                                     Annex A

                                   PFIZER INC.

                             Interest Rate and Fees


Applicable Margin
-----------------


"Applicable Margin" means, as of any date of determination during any period set forth below, the percentage per annum set forth below under the applicable type of loan opposite the Borrower's Credit Ratings (as defined below) in effect at the time:

------------------------------------------------------------------------------------------------------------------------------------
                            Level I               Level II              Level III               Level IV               Level V
------------------------------------------------------------------------------------------------------------------------------------
Borrower's Credit      AA+/Aa1 or higher           AA/Aa2                AA-/Aa3                 A+/A1              A/A2 or lower
Ratings
------------------------------------------------------------------------------------------------------------------------------------

                     Eurodollar   Base       Eurodollar  Base       Eurodollar Base        Eurodollar  Base       Eurodollar  Base
                        Rate      Rate          Rate     Rate          Rate    Rate           Rate     Rate          Rate     Rate
------------------------------------------------------------------------------------------------------------------------------------
Funding Date until
3-month
anniversary thereof    2.50%      1.50%       2.75%      1.75%       3.00%      2.00%       3.25%       2.25%       3.50%     2.50%
------------------------------------------------------------------------------------------------------------------------------------
3-month
anniversary of
Funding Date until
6-month                3.00%      2.00%       3.25%      2.25%       3.50%      2.50%       3.75%       2.75%       4.00%      3.00%
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------
6-month
anniversary of
Funding Date until     3.50%      2.50%       3.75%      2.75%       4.00%      3.00%       4.25%       3.25%       4.50%      3.50%
9-month
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------
9-month
anniversary of
Funding Date until
12-month               4.00%      3.00%       4.25%      3.25%       4.50%      3.50%       4.75%       3.75%       5.00%      4.00%
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------
12-month
anniversary of
Funding Date until     4.50%      3.50%       4.75%      3.75%       5.00%      4.00%       5.25%       4.25%       5.50%      4.50%
15-month
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------
15-month
anniversary of
Funding Date until     5.00%      4.00%       5.25%      4.25%       5.50%      4.50%       5.75%       4.75%       6.00%      5.00%
18-month
anniversary thereof
------------------------------------------------------------------------------------------------------------------------------------

For purposes of determining the Applicable Margin, the applicable Borrower's Credit Ratings from one of S&P and Moody's will be required to qualify for the applicable level set forth above; provided that if the higher applicable Borrower's Credit Rating is more than one Level higher than the other Borrower's Credit Rating, the Applicable Margin shall be the Level below the Level corresponding to such higher Borrower's Credit Rating.

"Borrower's Credit Ratings" means (a) the senior unsecured debt credit rating and commercial paper credit rating of the Borrower from Moody's and (b) the long term issuer credit rating and the short term issuer credit rating of the Borrower from S&P.

Fees
----

In addition, the Borrower shall pay a fee (the "Unused Commitment Fee") quarterly in arrears, for the ratable benefit of each Lender from the date of allocation of such Lender's commitments to the earlier of the Funding Date and the Bridge Termination Date.

------------------------------------------------------------------------------------------
                        Level I     Level II     Level III      Level IV       Level V
------------------------------------------------------------------------------------------
Borrower's Credit     AA+/Aa1 or    AA/Aa2       AA-/Aa3        A+/A1      A/A2 or lower
Ratings                 higher
------------------------------------------------------------------------------------------

Unused Commitment Fee   0.25%       0.30%        0.375%         0.50%          0.50%
------------------------------------------------------------------------------------------

For purposes of determining the Unused Commitment Fee, the applicable Borrower's Credit Ratings from one of S&P and Moody's will be required to qualify for the applicable level set forth above; provided that if the higher applicable Borrower's Credit Rating is more than one Level higher than the other Borrower's Credit Rating, the Unused Commitment Fee shall be the Level below the Level corresponding to such higher Borrower's Credit Rating.


In addition, the Borrower shall pay a fee (the "Duration Fee") for the ratable benefit of each Lender, on the dates set forth below, equal to the percentage (the "Applicable Duration Fee Rate") of the aggregate outstanding principal amount of loans under the Bridge Term Facility on such date set forth below opposite the applicable outstanding principal amount:


-----------------------------------------------------------------------------------------------
                                                                180 Days       270 days after
                                          90 Days after        after the         the Funding
    Outstanding Principal Amount        the Funding Date      Funding Date          Date
-----------------------------------------------------------------------------------------------
Greater   than  or  equal  to  $12.5          1.50%              2.00%              3.00%
billion
-----------------------------------------------------------------------------------------------
Greater   than  or   equal  to  $7.5
billion but less than $12.5 billion           1.00%              1.50%              2.00%
-----------------------------------------------------------------------------------------------
Less than $7.5 billion                        0.75%              1.25%              1.75%
-----------------------------------------------------------------------------------------------


In addition, the Borrower shall pay an extension fee (the "Extension Fee") to the Lenders on a pro rata basis (payable to the Administrative Agent on their behalf) upon the election by the Borrower to extend (i) the Bridge Term Maturity Date to the Extended Maturity Date, equal to 2.00% of the amount of loans on the Maturity Date of which the Borrower elected to extend (up to a maximum of 20% of the Original Facility Amount) and (ii) the Extended Maturity Date to the Final Extended Maturity Date, equal to 2.00% of the amount of loans on the Extended Maturity Date of which the Borrower elected to extend (up to a maximum of 10% of the Original Facility Amount), in each case, to be shared ratably among the Lenders holding loans on the Maturity Date of which is being extended.